                                                                 EXHIBIT 10.21

                 FIRST AMENDMENT TO JOINT VENTURE AGREEMENT
                 ------------------------------------------

       THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT (this "Amendment") is made and entered into as of the 15th day of December, 1998,

       BY AND BETWEEN           NEW YORK BAGEL ENTERPRISES, INC.,
                                a Kansas corporation,
                                hereinafter referred to as

                                     "NYBE"

       AND                      WESTERN COUNTRY CLUBS, INC.,
                                a Colorado corporation,
                                hereinafter referred to as

                                     "WCCI"

       WHEREAS, NYBE and WCCI entered into that certain Joint Venture Agreement dated October 27, 1998 (the "Agreement");

       WHEREAS, the parties hereto acknowledge and agree that the Project Entity shall assume the real property rental payments concerning the Facility (as such term is defined in the Agreement) located at 310 North Rock Road, Wichita, Kansas ("The Kansas Facility") beginning January 15, 1999;

       WHEREAS, the parties hereto acknowledge and agree that WCCI shall own sixty percent (60%) and NYBE shall own forty percent (40%) of the equity of the Project Entity which owns the Kansas Facility; and

       WHEREAS, the parties hereto desire to amend certain terms and conditions of the Agreement as set forth herein.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. INCORPORATION OF RECITALS. The parties agree that the Agreement is hereby modified, altered and amended to incorporate the whereas clause recitals set forth above.

       2. AMENDMENT TO SECTION 3.5. The footnote designated with an asterisk ("*") to Section 3.5 "Facility Development" of the Agreement is hereby modified, altered and amended with respect to the Kansas Facility only. The footnote is hereby amended and replaced as follows:

            Prior to the commencement of construction on the Kansas Facility, WCCI shall obtain a bid for the costs and expenses associated with the conversion and opening of that Facility and shall deliver such bid to NYBE. It is understood and agreed by the parties hereto that WCCI shall finance the conversion costs with respect to the Kansas Facility as follows: WCCI shall pay in cash the first Eighty-seven Thousand Dollars ($87,000) as paid-in capital, Ten Thousand Dollars ($10,000) of which shall be paid by the Project Entity to WCCI as a development/license fee, and WCCI shall finance the next Seventy-five Thousand Dollars ($75,000) through the procurement of a loan with an interest rate of seven percent (7%) and a duration of three (3) years. The Project Entity shall then be responsible for any and all conversion costs with respect to the Kansas Facility over the One Hundred Sixty-two Thousand Dollars ($162,000) of combined equity and debt through an infusion of additional equity.

       3. AMENDMENT TO EXHIBIT 3.4(A). With regards to the Kansas Facility only, the second sentence of Exhibit 3.4(A) entitled "NYBE Responsibilities Schedule" is hereby amended by deleting the sentence and substituting in place thereof the following:

            In consideration for performing these services, the Project Entity shall pay a fee of one percent (1%) of Net Sales to NYBE each month.

       4. AMENDMENT TO EXHIBIT 3.4(B). With regards to the Kansas Facility only, the second sentence of Exhibit 3.4(B) entitled "WCCI's Responsibilities Schedule" is hereby amended by deleting the sentence and substituting in place thereof the following:

            Hire, supervise, manage and oversee the day to day operations of the Atomic Burrito restaurants developed pursuant to the Agreement for a management fee equal to three percent (3%) of the "Gross Receipts." Gross Receipts as defined in this paragraph shall mean all gross revenue during each month of every kind or nature related to the Kansas Facility, including without limitation all restaurant revenue posted whether it is collected or remains uncollected, all charges for other products, services, and facilities and vending machine receipts, but excluding sales taxes or other taxes collected from customers for transmittal to appropriate taxing authorities.

       5. OTHER TERMS. All other terms and conditions in the Agreement shall remain unchanged and nothing herein shall affect the rights and obligations of the parties hereto under the Agreement except as modified herein.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to Joint Venture Agreement as of the day and year first above written.

                                     NEW YORK BAGEL ENTERPRISES, INC.



                                     By:      /s/ Robert J. Geresi
                                        -------------------------------------
                                     (Name)   Robert J. Geresi
                                     (Title)  Chief Executive Officer

                                             "NYBE"


                                     WESTERN COUNTRY CLUBS, INC.



                                     By:      /s/ James E. Blacketer
                                        -------------------------------------
                                     (Name)   James E. Blacketer
                                     (Title)  Chief Executive Officer

                                             "WCCI"